Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

GMO Alternative Allocation Fund

Supplement dated August 5, 2021 to the

Summary Prospectus dated June 30, 2021

Effective October 1, 2021, the section appearing on page 5 of the Summary Prospectus captioned “Management of the Fund” is updated to reflect that John Thorndike serves as a senior member of the Investment Team with primary responsibility for managing the investments of GMO Alternative Allocation Fund.